UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2012

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the current report on Form 8-K filed by Alion Science and Technology Corporation (“Alion” or the “Company”) on April 25, 2012 (the “Original Filing”). The purpose of this Amendment is to update the disclosures contained in the Original Filing to the extent set forth in this Amendment.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 11, 2012, the Company appointed Barry M. Broadus, age 53, as Chief Financial Officer of the Company. Since April 23, 2012, Mr. Broadus had served as (Acting) Chief Financial Officer of the Company.

There will be no immediate change in Mr. Broadus’ compensation package. The Company intends to review Mr. Broadus’ compensation package as part of its normal year-end executive compensation review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALION SCIENCE AND TECHNOLOGY CORPORATION

Date: September 12, 2012	By:	/s/ Bahman Atefi
Name: Bahman Atefi
Title: Chief Executive Officer